Exhibit 32.1

Certification of the Principal Executive Officer

and the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Cost Plus, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Danny W. Gurr, Chief Operating Officer and President-Interim of the Company and John J. Luttrell, Executive Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANNY W. GURR
Danny W. Gurr
Chief Operating Officer and President-Interim
(Principal Executive Officer)

April 14, 2005

/s/ JOHN J. LUTTRELL
John J. Luttrell
Executive Vice President, Chief Financial Officer

April 14, 2005